UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 23, 2020 (March 17, 2020)

CORTLAND BANCORP

(Exact name of registrant as specified in its charter)

Ohio	001-38827	34-1451118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

194 West Main Street, Cortland, Ohio 44410

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CLDB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Cortland Bancorp (the “Company”) on March 19, 2020 (the “Original Report”) to revise the description of the March 17, 2020 action by the Company’s Board of Directors to expand the Company’s 2020 stock repurchase program and to include Exhibit 10.36.4 hereto.

Item 5.02(e) Compensatory Arrangements of Certain Officers

Awards granted under the 2015 Omnibus Equity Plan. On March 17, 2020, the Compensation Committee of Cortland Bancorp’s board of directors awarded 10,757 shares of restricted stock to President and CEO James M. Gasior, 10,140 shares to Executive Vice President and COO Timothy Carney and 5,215 shares to Senior Vice President and Chief Financial Officer David J. Lucido, all with an effective grant date of March 17, 2020. Awarded under the 2015 Omnibus Equity Plan, the shares vest in equal thirds on the first three anniversaries of the award date if the executive remains employed with Cortland Bancorp (the “Company”), but the awards will be fully vested if a change in control occurs. With an effective grant date of March 17, 2020, the price of the stock is $15.82 per share.

Item	8.01 Other Events

Expansion of the 2020 Stock Repurchase Program. At a March 17, 2020 board meeting, the Board of Directors of the Company expanded the Company’s 2020 stock repurchase program (the “Program”) by authorizing repurchase of an additional 100,000 shares. Under the Program announced on December 18, 2019, the Company’s board of directors authorized the Company to repurchase up to 200,000 shares of the Company’s common stock through the end of 2020. As of March 17, 2020, the Company had repurchased 143,146 shares from that 200,000-share authorization, which constituted 3.42% of the Company’s outstanding shares as of March 16, 2020. Under the expanded Program as modified on March 17, 2020, the Company is authorized to repurchase up to 156,854 shares, or 3.75% of the Company’s outstanding shares, through December 31, 2020. The Company’s Board of Directors may limit or terminate the Program at any time without prior notice.

Director Equity Grants. On March 17, 2020, the Company’s Board of Directors awarded each director other than Chairman Timothy K. Woofter 266 shares of fully vested stock. With an effective grant date of March 17, 2020, the price of the stock is $15.82 per share. Chairman Timothy K. Woofter received 290 shares of fully vested stock.

Item 9.01(d) Exhibit

10.36.4 Form of restricted stock award under the 2015 Omnibus Equity Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cortland Bancorp

Date: March 23, 2020	By:	/s/ James M. Gasior
James M. Gasior
	Its:	President & Chief Executive Officer